UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2017

PARKWAY, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37819	61-1796261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

San Felipe Plaza 5847 San Felipe Street, Suite 2200,
Houston, Texas		77057
(Address of Principal Executive Offices)		(Zip code)
(346) 200-3100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).     Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure
Parkway, Inc. (the “Company”) intends to distribute copies of certain presentation materials (the “Materials”) to analysts, institutional investors and other persons on June 6, 2017 through June 8, 2017 in connection with the National Association of Real Estate Investment Trust’s (NAREIT) REITWeek 2017: NAREIT's Investor Forum in New York, New York. A copy of these Materials is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. Examples of forward-looking statements include projected capital resources, projected profitability and portfolio performance, estimates of market rental rates, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations, including without limitation, the anticipated net operating income yield. The Company cautions investors that any forward-looking statements presented in this presentation are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project,” “should” or similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve risks and uncertainties (some of which are beyond the Company’s control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: the Company’s lack of operating history as an independent company; conditions associated with the Company’s primary market, including an oversupply of office space, customer financial difficulties and general economic conditions; that certain of the Company’s properties represent a significant portion of the Company’s revenues and costs; that the spin-off from Cousins Properties Incorporated (“Cousins”) will not qualify for tax-free treatment; the Company’s ability to meet mortgage debt obligations on certain of the Company’s properties; the availability of refinancing current debt obligations; joint ventures or potential co-investments with third parties; changes in any credit rating the Company may obtain; changes in the real estate industry and in performance of the financial markets and interest rates and the Company’s ability to effectively hedge against interest rate changes; the actual or perceived impact of global and economic conditions; declines in commodity prices, which may negatively impact the Houston, Texas market; the concentration of the Company’s customers in the energy sector; that a significant portion of the Company's revenue comes from the Company's top 20 customers; the demand for and market acceptance of the Company’s properties for rental purposes; the Company’s ability to enter into new leases or renewal leases on favorable terms; the potential for termination of existing leases pursuant to customer termination rights; the amount, growth and relative inelasticity of the Company’s expenses; risks associated with the ownership and development of real property; termination of property management contracts; the bankruptcy or insolvency of companies for which the Company provides property management services or the sale of these properties; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate the assets and related operations acquired in such transactions after closing; applicable regulatory changes; risks associated with acquisitions, including the integration of the portion of the combined business of Parkway Properties, Inc. (“Legacy Parkway”) and Cousins relating to the ownership of real properties in Houston and Legacy Parkway’s fee-based real estate business; risks associated with the fact that the Company’s historical and predecessors’ financial information may not be a reliable indicator of the Company’s future results; risks associated with achieving expected synergies or cost savings; risks associated with the potential volatility of the Company’s common stock; and other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings.
Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise overtime, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Presentation Materials of Parkway, Inc., dated June 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	PARKWAY, INC.

	BY:	/s/ A. Noni Holmes-Kidd
A. Noni Holmes-Kidd
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials of Parkway, Inc., dated June 2017.